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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): November 15, 2004

                     Lehman ABS Corporation, on behalf of:

                     CORPORATE BACKED TRUST CERTIFICATES,
                     AT&T NOTE-BACKED SERIES 2003-18 TRUST
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            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                     001-31910             13-3447441
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(State or Other Jurisdiction        (Commission File       (I.R.S. Employer
     of Incorporation)                  Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The Corporate Backed Trust Certificates, AT&T Note-Backed Series 2003-18
Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of November 19, 2003.

Item 8.01. OTHER EVENTS

On November 15, 2004, distribution was made to the holders of the certificates issued by the Trust. Specific information with respect to the distribution is filed as Exhibit 1 hereto.

On November 15, 2004, the Class A-1 Rate with respect to the Class A-1 certificates issued by the Trust was increased from 7.125% to 8.125% due to the downgrade of the Underlying Securities from BBB to BB+ by Standard & Poor's Ratings Services and from Baa2 to Ba1 by Moody's Investors Service Inc. Specific information with respect to the Class A-1 Rate increase is filed as
Exhibit 2 hereto.

No other reportable transactions or matters have occurred during the current reporting period.

AT&T Corp., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). For information on the issuer of the underlying securities please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under the issuer's Exchange Act file number, 001-01105. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither Lehman ABS Corporation nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Lehman ABS Corporation nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or the underlying securities themselves, have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)  The following exhibits are filed as part of this report:

     1 Trustee's Distribution Statement to the AT&T Note-Backed Series 2003-18 Certificate Holders for the period ending November 15, 2004.

     2 Notice of Class A-1 Certificate Rate Increase for the AT&T Note-Backed Series 2003-18 Class A-1 Certificate Holders for the distribution made November 15, 2004


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 15, 2004


                                         Lehman ABS Corporation


                                         By: /s/  Paul Mitrokostas
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                                         Name:    Paul Mitrokostas
                                         Title:   Senior Vice President


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                                 EXHIBIT INDEX


Exhibit Number           Description
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      1                  Trustee's Distribution Statement to the AT&T
                         Note-Backed Series 2003-18 Certificate Holders for the period ending November 15, 2004

      2 Notice of Class A-1 Certificate Rate Increase for the AT&T Note-Backed Series 2003-18 Class A-1 Certificate Holders for the distribution made November 15, 2004


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